UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2021

RACKSPACE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39420	81-3369925
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Fanatical Place
City of Windcrest
San Antonio, Texas		78218
(Address of principal executive offices)		(Zip Code)
(210) 312-4000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RXT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amended Form 8-K”) amends the Current Report on Form 8-K (the “Original Form 8-K”) filed by Rackspace Technology, Inc. (the “Company”) on February 18, 2021. On February 18, 2021, the Company issued a press release (the “Press Release”) announcing its financial results for the fiscal quarter and year ended December 31, 2020, which Press Release was furnished as Exhibit 99.1 to the Original Form 8-K. The purpose of this Amended Form 8-K is to correct two statements regarding pro forma bookings contained within the Press Release, which amended press release is being furnished as Exhibit 99.1 to this Form 8-K/A. No other changes to the Original Form 8-K have been made.

Item 2.02.    Results of Operations and Financial Condition.

On February 18, 2021, Rackspace Technology, Inc. issued the Press Release announcing its financial results for the fiscal quarter and year ended December 31, 2020. The Press Release included the following statements:
•After giving effect to the acquisition of Onica as if it had occurred on January 1, 2019, Bookings increased 14% in the fourth quarter of 2020 as compared to the fourth quarter of 2019.
•After giving effect to the acquisition of Onica as if it had occurred on January 1, 2019, Bookings increased 35% in 2020 as compared to 2019.

These statements have been updated to read as follows:
•After giving effect to the acquisition of Onica as if it had occurred on January 1, 2019, Bookings increased 27% in the fourth quarter of 2020 as compared to the fourth quarter of 2019.
•After giving effect to the acquisition of Onica as if it had occurred on January 1, 2019, Bookings increased 40% in 2020 as compared to 2019.

No other changes to the Press Release have been made.

The information contained in this report, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Item 7.01.    Regulation FD Disclosure.

The information set forth under Item 2.02 of this Amended Form-8-K is incorporated by reference into this Item 7.01.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release dated February 18, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RACKSPACE TECHNOLOGY, INC.

Date:	February 18, 2021	By:	/s/ Amar Maletira
Amar Maletira
President and Chief Financial Officer